Exhibit 10.1
EXECUTION
SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of February 25, 2010, among ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as borrower (the “Borrower”), the undersigned Guarantors (collectively, the “Guarantors”), ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively) and the undersigned Required Lenders.
Reference is made to the Second Amended and Restated Credit Agreement dated as of April 26, 2007 among Borrower, the Administrative Agent, the Collateral Agent and the Lenders parties thereto, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of December 3, 2007, a Second Amendment to Second Amended and Restated Credit Agreement dated as of December 30, 2008, a Third Amendment to Second Amended and Restated Credit Agreement dated as of April 9, 2009, a Fourth Amendment to Second Amended and Restated Credit Agreement dated as of May 20, 2009 and a Fifth Amendment to Second Amended and Restated Credit Agreement dated as of October 13, 2009 (as amended, the “Credit Agreement”). Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this Amendment.
RECITALS
A. The Borrower has requested certain amendments to the Credit Agreement and the Lenders are willing, on the terms and conditions set forth herein, to amend the Credit Agreement as hereinafter set forth.
Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:
Paragraph 1. Amendments. Effective as of the Sixth Amendment Effective Date, the Credit Agreement is amended as follows:
1.1 Definitions. Section 1.01 of the Credit Agreement is amended as follows:
(a) The following definitions are amended in their entirety to read as follows:
“Agreement means this Second Amended and Restated Credit Agreement as amended by the First Amendment to Second Amended and Restated Credit Agreement, Second Amendment to Second Amended and Restated Credit Agreement, Third Amendment to Second Amended and Restated Credit Agreement, Fourth Amendment to Second Amended and Restated Credit Agreement, Fifth Amendment to Second Amended and Restated Credit Agreement and Sixth Amendment to Second Amended and Restated Credit Agreement.”
Sixth Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

(b) The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:
“Sixth Amendment Effective Date means the date the Sixth Amendment to Second Amended and Restated Credit Agreement by its terms becomes effective among the parties thereto.”
“Sixth Amendment to Second Amended and Restated Credit Agreement means that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of February 25, 2010, among the Borrower, the Guarantors, Royal Bank of Canada, as Administrative Agent and Collateral Agent, and the Required Lenders.”
1.2 Section 7.01(q). Section 7.01(q) of the Credit Agreement is amended in its entirety to read as follows:
“(q) Liens on assets of BCH and BCH Brazil after BCH becomes a Subsidiary of Borrower following the BCH Acquisition, securing Indebtedness of up to $27,000,000 owing by BCH and BCH Brazil to Standard Bank which Indebtedness is permitted under Section 7.04(k); and”
1.3 Section 7.02(m). Section 7.02(m) of the Credit Agreement is amended in its entirety to read as follows:
“(m) Investments by Borrower in BCH consisting of (1) Borrower paying $5,000,000 to BrazAlta Resources Corp. to acquire all of the Equity Interests in BCH owned by BrazAlta Resources Corp., (2) Borrower providing up to $2,000,000 of working capital to BCH, and (3) Borrower becoming liable as a guarantor for up to $27,000,000 of BCH’s and BCH Brazil’s Indebtedness owing to Standard Bank;”
1.4 Section 7.04(c). Section 7.04(c) of the Credit Agreement is amended in its entirety to read as follows:
“(c) Guaranty Obligations of the Borrower and/or any of its Subsidiaries in respect of Indebtedness otherwise permitted hereunder of the Borrower; provided, however, with respect to Indebtedness owing by DLS and/or DLS’ Subsidiaries in connection with Local Argentina Financing Activities described in Section 7.04(j), the Borrower will not incur any Guaranty Obligation in connection therewith; provided further, however, with respect to Indebtedness owing by BCH and BCH Brazil to Standard Bank described in Section 7.02(m), the amount of the Guaranty Obligation of Borrower in respect thereof shall not exceed $27,000,000;”
1.5 Section 7.04(k). Section 7.04(k) of the Credit Agreement is amended in its entirety to read as follows:
“(k) Indebtedness of BCH and BCH Brazil owing to Standard Bank not to exceed $27,000,000; provided, if any such Indebtedness is guaranteed by Borrower, the amount of such Guaranty Obligations does not exceed $27,000,000; and provided further such Indebtedness may not be secured by any assets of Borrower or any of its Subsidiaries (other than BCH and BCH Brazil) but such Indebtedness may be secured by Liens on assets of BCH and BCH Brazil;”
Sixth Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

1.6 Section 7.19(a). Section 7.19(a) of the Credit Agreement is amended in its entirety to read as follows:
“(a) Interest Coverage Ratio. Permit the Interest Coverage Ratio as of the end of any fiscal quarter to be less than the amount specified below:

For the period	Interest Coverage Ratio
From the Second Amended and Restated Closing Date through the fiscal quarter ending on March 31, 2009	2.75 to 1.00

From the fiscal quarter beginning on April 1, 2009 through the fiscal quarter ending on September 30, 2009	2.00 to 1.00

From the fiscal quarter beginning on October 1, 2009 through the fiscal quarter ending on December 31, 2009	1.85 to 1.00

From the fiscal quarter beginning on January 1, 2010 through the fiscal quarter ending on June 30, 2010	1.75 to 1.00

From the fiscal quarter beginning on July 1, 2010 through the fiscal quarter ending on December 31, 2010	2.00 to 1.00

For fiscal quarters beginning on or after January 1, 2011	2.75 to 1.00
1.7 Section 7.19(c). Section 7.19(c) of the Credit Agreement is amended in its entirety to read as follows:
“(c) Leverage Ratio. Permit the Leverage Ratio as of the end of any fiscal quarter to be less than the amount specified below:

For the period	Leverage Ratio
From the Second Amended and Restated Closing Date through the fiscal quarter ending on March 31, 2009	4.00 to 1.00
Sixth Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

For the period	Interest Coverage Ratio
From the fiscal quarter beginning on April 1, 2009 through the fiscal quarter ending on September 30, 2009	4.75 to 1.00

From the fiscal quarter beginning on October 1, 2009 through the fiscal quarter ending on December 31, 2009	5.25 to 1.00

From the fiscal quarter beginning on January 1, 2010 through the fiscal quarter ending on March 31, 2010	5.85 to 1.00

From the fiscal quarter beginning on April 1, 2010 through the fiscal quarter ending on June 30, 2010	5.75 to 1.00

From the fiscal quarter beginning on July 1, 2010 through the fiscal quarter ending on September 30, 2010	5.50 to 1.00

From the fiscal quarter beginning on October 1, 2010 through the fiscal quarter ending on December 31, 2010	5.00 to 1.00

For fiscal quarters beginning on or after January 1, 2011	4.00 to 1.00
1.8 Exhibit C. Exhibit C Form of Compliance Certificate to the Credit Agreement is amended in its entirety to read as set forth on Supplemental Exhibit C attached hereto.
Paragraph 2. Effective Date. This Amendment shall not become effective until the date (such date, the “Sixth Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below; provided, that with respect to the amendments to Sections 7.19(a) and (c) of the Credit Agreement, such amendments shall be deemed effective as of December 31, 2009:
(a) this Amendment, executed by the Borrower, the Guarantors, and the Required Lenders;
(b) payment on the Sixth Amendment Effective Date to the Administrative Agent of a twenty-five (25) basis point amendment fee calculated on the Aggregate Revolving Commitment in effect
Sixth Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

on the Sixth Amendment Effective Date which fee will be shared among each Lender timely approving the Sixth Amendment in accordance with its Pro Rata share of the Aggregate Revolving Commitment, which fee once paid will be fully earned and nonrefundable;
(c) fees and expenses required to be paid pursuant to Paragraph 5 of this Amendment, to the extent invoiced prior to the Sixth Amendment Effective Date; and
(d) such other assurances, certificates, documents and consents as the Administrative Agent may require.
Paragraph 3. Acknowledgment and Ratification. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors (i) consents to the agreements in this Amendment, (ii) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, and all rights thereunder are hereby ratified and confirmed.
Paragraph 4. Representations. As a material inducement to the Administrative Agent and the Lenders to execute and deliver this Amendment, each of the Borrower and the Guarantors represents and warrants to the Administrative Agent and the Lenders that as of the Sixth Amendment Effective Date and as of the date of execution of this Amendment, (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.
Paragraph 5. Expenses, Funding Losses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.
Paragraph 6. Miscellaneous. This Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this Amendment by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law and applicable federal law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.
Paragraph 7. Entire Agreement. This amendment represents the final agreement between the parties about the subject matter of this amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
Paragraph 8. Parties. This Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent, the other Lenders, and their respective successors and assigns.
Sixth Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

Paragraph 9. Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Amendment.
Paragraph 10. Release. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lenders that to the best of its knowledge no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender or any defense to (i) the payment of Obligations under the Revolver Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Revolver Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lenders, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.
Paragraph 11. Effectiveness of Facsimile Documents and Signatures. This Sixth Amendment may be transmitted and/or signed by facsimile. The effectiveness of any such signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent, the Collateral Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
Paragraph 12. Execution in Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
Remainder of Page Intentionally Blank
Signature Pages to Follow.
Sixth Amendment to Allis-Chalmers
Energy Second Amended and
Restated Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER: ALLIS-CHALMERS ENERGY INC., a Delaware corporation, as Borrower
By:	/s/ Victor M. Perez
Victor M. Perez
Chief Financial Officer
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 1

The undersigned, as the Guarantors referred to in the Credit Agreement, as amended by this Amendment, hereby consent to this Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Guaranty executed by each Guarantor and each Security Agreement executed by each Guarantor) in effect on the date hereof to which each are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the Sixth Amendment Effective Date, all references in such Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) such Loan Documents consisting of Guaranties, Security Agreements, and assignments and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of the Obligations under the Credit Agreement.

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:		GUARANTORS:

AirComp LLC		Allis-Chalmers Drilling LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Holdings Inc.		Allis-Chalmers Management LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Production Services LLC		Allis-Chalmers Rental Services LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Allis-Chalmers Tubular Services LLC		Rebel Rentals LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer

Petro-Rentals LLC		Strata Directional Technology LLC

By:	/s/ Victor M. Perez	By:	/s/ Victor M. Perez

	Victor M. Perez		Victor M. Perez
	Chief Financial Officer		Chief Financial Officer
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 2

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

ADMINISTRATIVE AGENT: ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent
By:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 3

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

L/C ISSUER AND LENDER: ROYAL BANK OF CANADA, as a Lender and L/C Issuer
By:	/s/ Jason S. York
	Name:	Jason S. York
	Title:	Authorized Signatory
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 4

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

LENDER: CATERPILLAR FINANCIAL SERVICES CORPORATION, as Lender
By:
Name:
Title:
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 5

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

LENDER: JPMORGAN CHASE BANK, N.A. as a Lender
By:	/s/ James H. Ramage
	Name:	James H. Ramage
	Title:	Managing Director
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 6

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

LENDER: WELLS FARGO BANK, N.A. as a Lender
By:	/s/ Donald W. Herrick
	Name:	Donald W. Herrick
	Title:	VP & Senior Portfolio Manager
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 7

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

LENDER: NATIXIS, as a Lender
By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Director

By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Senior Managing Director
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 8

AGREED TO AS OF THE SIXTH
AMENDMENT EFFECTIVE DATE:

LENDER: WHITNEY NATIONAL BANK, as a Lender
By:	/s/ Mark McCullough
	Name:	Mark McCullough
	Title:	Vice President
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Signature Page 9

SUPPLEMENTAL EXHIBIT C
FORM OF COMPLIANCE CERTIFICATE
(Pursuant to Section 6.02 of the Agreement)
Financial Statement Date:                     , 200_
Royal Bank of Canada,
as Administrative Agent
Agency Services Group
Royal Bank Plaza, 200 Bay Street
12th Floor, South Tower
Toronto ON M5J 2W7
Facsimile: (416) 842-4023
Ladies and Gentlemen:
Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of April 26, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Allis-Chalmers Energy Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Royal Bank of Canada, as Administrative Agent. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Agreement.
The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                          of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:
[Use the following for Fiscal Year-end financial statements]
Attached hereto as Schedule 1 are the year-end audited consolidated financial statements of the Borrower and its Subsidiaries required by Section 6.01(a) of the Agreement for the Fiscal Year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section; and
[Use the following for fiscal quarter-end financial statements]
Attached hereto as Schedule 1 are the unaudited consolidated financial statements of the Borrower and its Subsidiaries required by Section 6.01(b) of the Agreement for the first three fiscal quarters of the Borrower ended as of the above date, together with a certificate of a Responsible Officer of the Borrower stating that such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries for such fiscal quarter in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
[Use the following for both Fiscal Year-end and quarter-end financial statements]
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C — Page 1

1. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
2. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and no Default or Event of Default has occurred and is continuing except as follows (list of each such Default or Event of Default and include the information required by Section 6.03 of the Agreement):
3. During such fiscal period no casualty losses have occurred, except as described below:
4. The covenant analyses and information set forth on Schedule 3 attached hereto are true and accurate on and as of the date of this Certificate.
IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     , 200_.

ALLIS-CHALMERS ENERGY INC. a Delaware corporation, as Borrower

By:

Name:

Title:

Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C — Page 2

For the Quarter/Year ended                                          (“Statement Date”)
SCHEDULE 3
to the Compliance Certificate
($ in 000’s)

I. Section 7.04 — Indebtedness

A. Indebtedness outstanding on Second Amended and Restated Closing Date and listed on Schedule 5.05 and any refinancings, etc. permitted by Section 7.04(b)	$

B. Indebtedness in connection with Swap Contracts permitted by Section 7.04(d)	$

C. Outstanding Principal Amount of Purchase Money Indebtedness for fixed or capital assets permitted by Section 7.04(e) (may not exceed $31,000,000)	$

D. Outstanding Principal Amount of Indebtedness associated with Liens on acquired assets permitted by Section 7.04(f) (may not exceed $2,000,000)	$

E. Outstanding Principal Amount of Indebtedness associated with Capital Leases and obligations to make equipment financing lease or rental payments permitted by Section 7.04(g) (may not exceed $15,000,000)
$

F. Indebtedness owing by DLS’ Argentina Branch to US Bank National Association reflected on Schedule 5.05 (may not exceed $5,500,000)	$

G. Indebtedness owing by DLS’ or DLS’ Subsidiaries owing in connection with Local Argentina Financing Activities permitted by Section 7.04(j) (may not exceed the greater of (i) 15% of DLS’ consolidated tangible assets and (ii) $30,000,000)
$

H. Indebtedness owing by BCH and BCH Brazil owing to Standard Bank permitted by Section 7.04kj) (may not exceed $27,000,000)	$

II. Section 7.19(a) — Interest Coverage Ratio
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C — Page 3

A. Consolidated EBITDA (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) for four consecutive fiscal quarters ending on the Financial Statement Date (“Subject Period”)(see Credit Agreement definition of “Consolidated EBITDA”):
$

B. Sum of (i) Consolidated Interest Charges (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) during Subject Period plus (ii) imputed interest charges on Synthetic Leases during Subject Period:
$

C. Is ratio of II.A. to II.B. at least 2.75 to 1.0 for fiscal quarters ending on or before March 31, 2009?	Yes/No

Is ratio of II.A. to II.B. at least 2.00 to 1.0 for fiscal quarters beginning on April 1, 2009 through the fiscal quarter ending on September 30, 2009?

Is ratio of II.A. to II.B. at least 1.85 to 1.0 for fiscal quarters beginning on October 1, 2009 through the fiscal quarter ending on December 31, 2009?

Is ratio of II.A. to II.B. at least 1.75 to 1.0 for fiscal quarters beginning on January 1, 2010 through the fiscal quarter ending on June 30, 2010?

Is ratio of II.A. to II.B. at least 2.00 to 1.0 for fiscal quarters beginning on or after July 1, 2010?

III. Section 7.19(b) — Fixed Asset Coverage Ratio

A. Orderly liquidation value of Borrower’s and its Subsidiaries’ domestic fixed assets (determined as of most recently delivered asset appraisal delivered pursuant to Section 6.02(e) or (f) of the Credit Agreement) on which Administrative Agent holds first priority perfected Lien:
$

B. Outstanding Amount of Revolver Principal Debt on most recent Financial Statement Date:	$

C. Is ratio of III.A. to III.B. at least 1.33 to 1.0?	Yes/No

IV. Section 7.19(c) — Leverage Ratio
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C — Page 4

A. Consolidated Funded Debt for Subject Period (see Credit Agreement definition of “Consolidated Funded Debt”):	$

B. Unrestricted cash of the Borrower and its Subsidiaries deposited in an account with the Administrative Agent or Collateral Agent (or another financial institution acceptable to the Administrative Agent) plus (i) unrestricted cash of the Borrower and its Subsidiaries deposited with a Person other than a Lender subject to a control agreement in favor of the Administrative Agent or Collateral Agent plus (ii) at the Administrative Agent’s discretion, unrestricted cash of the Borrower and its Subsidiaries reflected on the Borrower’s consolidated balance sheet and otherwise subjected to a Lien in favor of the Administrative Agent or Collateral Agent and not otherwise pledged or subject to any claim or encumbrance of any third party plus (iii) Cash Equivalents.
$

C. Net Cash Proceeds from Equity Issuances that have not been expended or invested.	$

D. Line IV.A minus [Line IV.B minus Line IV.C]	$

E. Consolidated EBITDA (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) for Subject Period:	$

F. Is ratio of IV.D. to IV.E. no more than 4.00 to 1.0 for fiscal quarters ending on or before March 31, 2009?		Yes/No

Is ratio of IV.D. to IV.E. no more than 4.75 to 1.0 for fiscal quarters beginning on April 1, 2009 through the fiscal quarter ending on September 30, 2009?

Is ratio of IV.D. to IV.E. no more than 5.25 to 1.0 for fiscal quarters beginning on October 1, 2009 through the fiscal quarter ending on December 31, 2009?

Is ratio of IV.D. to IV.E. no more than 5.85 to 1.0 for fiscal quarters beginning on January 1, 2010 through the fiscal quarter ending on March 31, 2010?

Is ratio of IV.D. to IV.E. no more than 5.75 to 1.0 for fiscal quarters beginning on April 1, 2010 through the fiscal quarter ending on June 30, 2010?

Is ratio of IV.D. to IV.E. no more than 5.50 to 1.0 for fiscal quarters beginning on July 1, 2010 through the fiscal quarter ending on September 30, 2010?

Is ratio of IV.D. to IV.E. no more than 5.00 to 1.0 for fiscal quarters beginning on or after October 1, 2010?
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C — Page 5

V. Section 7.19(d) — Senior Leverage Ratio

A. Consolidated Senior Debt for Subject Period (see Credit Agreement definition of “Consolidated Senior Debt”):	$

B. Consolidated EBITDA (subject to proforma adjustments, if any, permitted by Section 7.19(e) of the Agreement) for Subject Period:	$

C. Is ratio of V.A. to V. B. no more than 2.50 to 1.0?	Yes/No
Sixth Amendment to Allis-Chalmers
Energy Credit Agreement

Supplemental Exhibit C — Page 6